Exhibit 21

SUBSIDIARIES OF PRECISION CASTPARTS CORP.

Name of Subsidiary	Approximate Percentage of Voting Securities Owned	State or Jurisdiction of Incorporation or Organization
AAA Aircraft Supply LLC	100.0%	Delaware
A-1 Wire Tech Inc	100.0%	Illinois
Advanced Forming Technology Inc	100.0%	Colorado
AETC Limited	100.0%	United Kingdom
AFT Europa-Advanced Forming Technology Limited	100.0%	Hungary
AF Aerospace Limited	100.0%	United Kingdom
Airdrome Parts Co Limited	100.0%	United Kingdom
Alexander Socket Screws Limited	100.0%	United Kingdom
Avibank Mfg Inc	100.0%	Delaware
Avibank Services LLC	85.0%	Delaware
Caledonian Alloys (Tianjin) Ltd	100.0%	China
Caledonian Alloys France SAS	100.0%	France
Caledonian Alloys Group Ltd	100.0%	United Kingdom
Caledonian Alloys (Canada) Ltd	100.0%	Canada
Caledonian Alloys Inc	100.0%	South Carolina
Caledonian Alloys Ltd	100.0%	United Kingdom
Caledonian Alloys s.r.o	100.0%	Czech Republic
Caley Group Ltd	100.0%	United Kingdom
Cameron Forged Products Limited	100.0%	United Kingdom
Cannon Muskegon Corporation	100.0%	Michigan
Carmet Investors Inc	100.0%	Georgia
Chevron Aerospace Group Limited	100.0%	United Kingdom
Chevron Aerostructures Limited	100.0%	United Kingdom
Cometal SAS	100.0%	France
Daido Special Metals Limited	100.0%	Japan
Environment One Corporation	100.0%	New York
Fatigue Technology Inc	100.0%	Washington
Fatigue Technology International Corp	100.0%	Washington
FTI Manufacturing Inc	100.0%	Washington
General Valve Company Ltd	100.0%	United Kingdom
Greengrove Welding Wires Limited	100.0%	United Kingdom
Greenville Metals Inc	100.0%	Pennsylvania
Hackney Ladish Holding Corp	100.0%	Delaware
Hackney Ladish Inc	100.0%	Delaware
Hamilton Aviation Inc	100.0%	Oregon
Hi-Life Tools (UK) Limited	100.0%	United Kingdom
Hi-Life ULMA Srl	100.0%	Italy
Howell Penncraft Inc	100.0%	Delaware
Huntington Alloys Canada Ltd	100.0%	Canada
Huntington Alloys Corporation	100.0%	Delaware
Huntington Revert LLC	100.0%	Delaware
Incotherm Limited	100.0%	United Kingdom
International Extruded Products LLC	100.0%	New York
J&L Fiber Services Inc	100.0%	Wisconsin
Kadimi Tool Mfg. Co. PVT Limited	50.0%	India

M. Argueso & Company Inc	100.0%	Delaware
Metalac Fasteners Inc	100.0%	Illinois
Metalac S.A. Industria E Commercio	100.0%	Brazil
Metalac SPS Industria E Commercio, Ltda	100.0%	Brazil
NSS Technologies Inc	100.0%	Michigan
Nutt-Shell Company	100.0%	California
Oregon Plasma Melting	50.0%	Oregon
Otto Vogeli Industriearmaturen GmbH	100.0%	Germany
PCC Airfoils S.A. de C.V.	100.0%	Mexico
PCC Airfoils LLC	100.0%	Ohio
PCC Beheer B.V.	100.0%	Netherlands
PCC Business Trust	100.0%	Massachusetts
PCC CZ s.r.o.	100.0%	Czech Republic
PCC European Holdings Sarl	100.0%	Luxembourg
PCC Finance Luxembourg Sarl	100.0%	Luxembourg
PCC Flow Technologies GmbH	100.0%	Germany
PCC Flow Technologies Holdings Inc	100.0%	Delaware
PCC Flow Technologies Inc	100.0%	Delaware
PCC Flow Technologies Limited	100.0%	United Kingdom
PCC Flow Technologies Penberthy Canada Inc	100.0%	Delaware
PCC France S.a.r.l.	100.0%	France
PCC Holding B.V.	100.0%	Netherlands
PCC Johns Landing LLC	100.0%	Delaware
PCC Luxembourg Holdings LLC	100.0%	Delaware
PCC Luxembourg Holdings SCS	100.0%	Luxembourg
PCC Specials B.V.	100.0%	Netherlands
PCC Specialty Products Inc	100.0%	Delaware
PCC Structurals Inc	100.0%	Oregon
PCC Unit III B.V.	100.0%	Netherlands
PCC Unit IV B.V.	100.0%	Netherlands
PCC Unit I B.V.	100.0%	Netherlands
PCC Unit II B.V.	100.0%	Netherlands
PCC Wouter Witzel Limited	100.0%	United Kingdom
Precision Founders Inc	100.0%	California
Precision MO Corp	100.0%	Oregon
Precision PL Corp	100.0%	Oregon
Reisner Metals Inc	100.0%	California
S.M.T. Limited	100.0%	Ireland
Shur-Lok International S.A.	100.0%	Belgium
SMW Holdings Limited	100.0%	United Kingdom
SPS Aerostructures Limited	100.0%	United Kingdom
SPS Asia Limited	100.0%	Hong Kong
SPS Chevron Limited	100.0%	United Kingdom
SPS (China) Co., Limited	100.0%	China
SPS Hi-Tek Limited	100.0%	Ireland
SPS International	100.0%	Taiwan
SPS International Investment Co	100.0%	Delaware
SPS International Limited	100.0%	Ireland
SPS International S.a.r.l.	100.0%	Luxembourg
SPS International Trading (Shanghai) Co. Ltd	100.0%	China
SPS Technologies (Australia) Pty Ltd	100.0%	Australia

SPS Technologies Limited	100.0%	United Kingdom
SPS Technologies LLC	100.0%	Pennsylvania
SPS Technologies Overseas Holding B.V.	100.0%	Netherlands
SPS Technologies Trading Limited	100.0%	United Kingdom
SPS Technologies Trading Pte. Limited	100.0%	Singapore
SPS Technologies Waterford Company	100.0%	Michigan
SPS Unbrako K.K.	100.0%	Japan
Special Metals Corporation	100.0%	Delaware
Special Metals Deutschland Limited	100.0%	United Kingdom
Special Metals Pacific PTE Limited	100.0%	Singapore
Special Metals Services BV	100.0%	Netherlands
Special Metals Services Limited	100.0%	United Kingdom
Special Metals Wiggin Limited	100.0%	United Kingdom
Special Metals Wiggin Trustees Limited	100.0%	United Kingdom
T.J. Brooks Ltd	100.0%	United Kingdom
Thistle Processing LLC	100.0%	Delaware
Unbrako Limited	100.0%	United Kingdom
Unbrako LLC	100.0%	Delaware
Unbrako Mexicana S.A. de C.V.	100.0%	Mexico
Unbrako Products (Singapore) Pte. Ltd	100.0%	Singapore
Unbrako Schrauben GmbH	100.0%	Germany
Western Aerospace Limited	100.0%	Australia
Western Australian Specialty Alloys Pty. Limited	100.0%	Australia
Wyman Gordon de Mexico S. de R.L. de C.V.	100.0%	Mexico
Wyman Gordon Forgings (Cleveland) Inc	100.0%	Ohio
Wyman Gordon Company	100.0%	Massachusetts
Wyman Gordon Composites Technologies Inc	100.0%	California
Wyman Gordon Forgings Inc	100.0%	Delaware
Wyman Gordon Investment Castings Inc	100.0%	Delaware
Wyman Gordon Limited	100.0%	United Kingdom
Wyman Gordon (Lincoln) Limited	100.0%	United Kingdom
Wyman Gordon Monterrey S. de R.L. de C.V.	100.0%	Mexico
Wyman Gordon s.r.o.	100.0%	Czech Republic
Wyman Gordon SC Inc	100.0%	California
Wyman Gordon Washington Street LLC	100.0%	Delaware
Vent-Tek Designs LLC	50.0%	Delaware